UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: September 13, 2002)

TECH DATA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5350 Tech Data Drive, Clearwater, Florida 33760
(Address of principal executive offices)

Registrant’s telephone number, including area code: (727) 539-7429

Not applicable
(Former name or former address, if changed since last report)

The information in this Report, including the exhibits, is furnished pursuant to Item 9 of Form 8-K and, pursuant to General Instruction B.2. thereof, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

Item 7—Financial Statements and Exhibits

c)  Exhibits—The following exhibits are furnished as part of this Report:

Exhibit 99.1—Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2—Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9—Regulation FD Disclosure

On September 12, 2002, Steven A. Raymund, Chairman of the Board of Directors and Chief Executive Officer, and Jeffery P. Howells, Executive Vice President and Chief Financial Officer, each submitted to the Securities and Exchange Commission a sworn statement pursuant to SEC Order No. 4-460. Copies of these statements are attached hereto as Exhibits 99-B and 99-C, respectively.

On September 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certification below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002.

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Tech Data Corporation (the “Company”) hereby certifies that, to his knowledge:

(i)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002

/s/ STEVEN A. RAYMUND
Steven A. Raymund Chairman of the Board of Directors and Chief Executive Officer

/s/ JEFFERY P. HOWELLS
Jeffery P. Howells Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TECH DATA CORPORATION

/s/ ARTHUR W. SINGLETON
Arthur W. Singleton Corporate Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings